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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2005
                                 --------------
                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)
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                DELAWARE                               001-11344                             14-1537454
    (State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification No.)
     incorporation or organization)
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                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION.

         On May 16, 2005, Intermagnetics General Corporation (the "Company"), borrowed eight million dollars ($8,000,000) on its previously disclosed one hundred and five million ($105,000,000) unsecured revolving credit facility. The cash from the May 16 borrowing was used to meet timing differences in general working capital requirements, which included the Company's income tax obligations associated with the gain on the sale of a subsidiary in the previous fiscal quarter ending February 27, 2005. As of May 16, the Company had $96.4 million additional borrowing capacity under its unsecured credit facility, which is net of the borrowing disclosed above and another $565,000 of standby letters of credit issued to the Company's insurance agent as collateral for potential workers' compensation claims.


SECTION 9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

                  The following Exhibits are filed with this Form 8-K.

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     EXHIBIT NO.                                           DESCRIPTION
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---------------------- -------------------------------------------------------------------------------------
        4.1*           Credit Agreement for $100 million dated December 17, 2003 among Intermagnetics
                       General Corporation and its domestic subsidiaries (borrower) with Wachovia Bank,
                       N.A. (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank,
                       N.A. (documentation agent).
---------------------- -------------------------------------------------------------------------------------
         4.2           First Amendment to the Credit Agreement dated December 17, 2003 among Intermagnetics
                       General Corporation and its domestic subsidiaries (borrower) with Wachovia Bank, N.A.
                       (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank, N.A.
                       (documentation agent).
---------------------- -------------------------------------------------------------------------------------
         4.3           Second Amendment to the Credit Agreement dated December 17, 2003 among Intermagnetics
                       General Corporation and its domestic subsidiaries (borrower) with Wachovia Bank, N.A.
                       (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank, N.A.
                       (documentation agent).
---------------------- -------------------------------------------------------------------------------------
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* incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly
Report on Form 10-Q filed by the Company for the quarter ended November 23,
2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            INTERMAGNETICS GENERAL CORPORATION

Date: May 19, 2005                          By: /s/Michael K. Burke
                                               ---------------------------------
                                                Michael K. Burke
                                                Executive Vice President
                                                and Chief Financial Officer


                                      -3-

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EXHIBIT INDEX

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---------------------- -------------------------------------------------------------------------------------
     EXHIBIT NO.                                           DESCRIPTION
---------------------- -------------------------------------------------------------------------------------
        4.1*           Credit Agreement for $100 million dated December 17, 2003 among Intermagnetics
                       General Corporation and its domestic subsidiaries (borrower) with Wachovia Bank,
                       N.A. (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank,
                       N.A. (documentation agent).
---------------------- -------------------------------------------------------------------------------------
         4.2           First Amendment to the Credit Agreement dated December 17, 2003 among Intermagnetics
                       General Corporation and its domestic subsidiaries (borrower) with Wachovia Bank, N.A.
                       (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank, N.A.
                       (documentation agent).
---------------------- -------------------------------------------------------------------------------------
         4.3           Second Amendment to the Credit Agreement dated December 17, 2003 among Intermagnetics
                       General Corporation and its domestic subsidiaries (borrower) with Wachovia Bank, N.A.
                       (administrative agent), JPMorgan Chase Bank (syndication agent) and KeyBank, N.A.
                       (documentation agent).
---------------------- -------------------------------------------------------------------------------------
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* Incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly
Report on Form 10-Q filed by the Company for the quarter ended November 23,
2003.

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